Exhibit 10.1

AGREEMENT, WAIVER AND AMENDMENT NO. 3 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Agreement, Waiver and Amendment No. 3 to Second Amended and Restated Credit Agreement ("Agreement") dated as of March 12, 2014 ("Effective Date"), is among Gastar Exploration Inc., a Delaware corporation and formerly known as “Gastar Exploration USA, Inc.” ("Borrower"), the Guarantors (as defined in the Credit Agreement referenced below), the Lenders (as defined below), and Wells Fargo Bank, National Association, as administrative agent for such Lenders (in such capacity, the "Administrative Agent"), as collateral agent (in such capacity, the "Collateral Agent"), as swing line lender (in such capacity, "Swing Line Lender"), and as issuing lender (in such capacity, the "Issuing Lender").

RECITALS

A.The Borrower is party to that certain Second Amended and Restated Credit Agreement dated as of June 7, 2013, among the Borrower, the lenders thereto from time to time (the "Lenders"), the Administrative Agent, the Collateral Agent, the Swing Line Lender, and the Issuing Lender, as heretofore amended (as so amended, the "Credit Agreement").

B.The Borrower has requested that Administrative Agent and the Lenders, subject to the terms and conditions set forth herein, (i) amend the Credit Agreement as provided herein and (ii) provide a waiver of the Event of Default arising as a result of the Borrower changing its name to “Gastar Exploration Inc.” without the necessary notice and consent required under Section 6.11 of the Credit Agreement (the “Existing Default”).

THEREFORE, the Borrower, the Guarantors, the Lenders, the Issuing Lender, the Swing Line Lender, the Collateral Agent, and the Administrative Agent hereby agree as follows:
Section 1.Defined Terms; Interpretation. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary. The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this Agreement shall refer to this Agreement as a whole and not to any particular Article, Section, subsection or provision of this Agreement. Article, Section, subsection and Exhibit references herein are to such Articles, Sections, subsections and Exhibits of this Agreement unless otherwise specified. All titles or headings to Articles, Sections, subsections or other divisions of this Agreement or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.
Section 1.    Waiver. The Borrower hereby acknowledges the existence of the Existing Default. Subject to the terms and conditions of this Agreement, the Lenders hereby waive the Existing Default. The waiver by the Lenders described in this Section 2 is limited to the Existing Default and shall not be construed to be a consent to, or a permanent waiver of, noncompliance with Section 6.11 of the Credit Agreement, or any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Loan Documents. The Lenders expressly reserve the right to exercise any rights and remedies available to them in connection with any present or future defaults with respect to the Credit Agreement or any other provision of any Loan Document other than the Existing Default. The description herein of the Existing Default is based upon the information provided to the Lenders on or prior to the date hereof and shall not be deemed to exclude the existence of any other Defaults or Events of Default. The failure of the Lenders to give notice to any Loan Party of any such other Defaults or Events of Default is not intended to be nor shall be a waiver thereof. Each Loan Party hereby agrees and acknowledges that the Lenders require and will require strict performance by the Loan Parties of all of their respective obligations, agreements and covenants contained in the Credit Agreement and the other Loan Documents, and no inaction or action by the Administrative Agent, the Collateral Agent, the Issuing Lender, the Swing Line Lender, or any Lender regarding any Default or Event of Default (including but not limited to the Existing Default) under any of the Loan Documents is intended to be or shall be a waiver thereof other than the waiver of the Existing Default expressly provided for in this Section 2. Other than the waiver of the Existing Default expressly provided for in this Section 2, each Loan Party hereby also agrees and acknowledges that no course of dealing and no delay in exercising any right, power, or remedy conferred to any Lender in the Credit Agreement or in any other Loan Document or now or hereafter existing at law, in equity, by statute, or otherwise shall operate as a waiver of or otherwise prejudice any such right, power, or remedy (collectively, the "Lender Rights"). For the avoidance of doubt, each Loan Party also agrees and acknowledges that neither the waiver provided in this Agreement nor any other waiver provided by the Lenders prior to the date hereof shall operate as a waiver of or otherwise prejudice any of the Lender Rights other than the waiver of the Existing Default expressly provided for in this Section 2.
Section 2.    Amendments to Credit Agreement.
(a)    The cover page and page 1 of the Credit Agreement are hereby amended by placing each reference to “Gastar Exploration USA, Inc.” with a reference to “Gastar Exploration Inc.”
(b)    Section 1.01 of the Credit Agreement (Certain Defined Terms) is hereby amended by deleting the definition for “Borrowing Base” and replacing it with the following:
“Borrowing Base” means at any particular time, the Dollar amount determined in accordance with Section 2.02 on account of Proven Reserves attributable to Oil and Gas Properties of the Loan Parties and their Subsidiaries (other than Non-Guarantor Subsidiaries).

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(c)    Section 1.01 of the Credit Agreement (Certain Defined Terms) is hereby amended by adding the following terms to appear in the appropriate alphabetical order:
“Immaterial Subsidiary” means any Subsidiary, when taken together with all other Subsidiaries that are not Guarantors at the time of determination, at such time has either assets or quarterly revenues of less than 2.00% of the consolidated assets or quarterly revenues of the Borrower and its consolidated Subsidiaries, in each case, based upon the most recent financial statements available to the Borrower; provided that, in any event, if any Subsidiary (i) provides a guarantee, collateral or any other credit support for any Debt of the Borrower or any other Subsidiary or (ii) incurs any Debt (other than purchase money indebtedness or capital leases incurred in the ordinary course of business and permitted under Section 6.02(b) and limited in amount as provided in Section 6.01(b)), such Subsidiary shall not be an Immaterial Subsidiary regardless of the value of its assets or amount of quarterly revenues.

“Net Investment Amount” means, as of any date of determination, the amount equal to (a) the aggregate amount of Investments made by Loan Parties to Non-Guarantor Subsidiaries since the Effective Date, including the initial Investments made to create such Subsidiaries, minus (b) the aggregate amount of Restricted Payments made by Non-Guarantor Subsidiaries to the Loan Parties since the Effective Date (it being agreed that the amount of such Restricted Payment that constitute Property shall be deemed to be the purchase price for such Property that was acquired with the proceeds of Investments made by the Loan Parties to the Non-Guarantor Subsidiaries).

“Non-Guarantor Subsidiary” means any Immaterial Subsidiary so long as such Subsidiary is not a Guarantor.

(d)    Section 5.06 of the Credit Agreement (Reporting Requirements) is hereby amended by replacing clause (a), clause (b) and clause (l) in their entirety with the corresponding clause (a), clause (b) and clause (l) set forth below:
(a)    Annual Financials. As soon as available and in any event not later than 90 days after the end of each fiscal year of the Borrower and its consolidated Subsidiaries, commencing with fiscal year ending December 31, 2013, (i) a copy of the annual audit report for such year for the Borrower and its consolidated Subsidiaries, including therein the Borrower’s and its consolidated Subsidiaries’ balance sheets as of the end of such fiscal year and the Borrower’s and its consolidated Subsidiaries’ statements of income, cash flows, and retained earnings, in each case certified by an independent certified public accountants reasonably acceptable to the Administrative Agent and including any management letters delivered by such accountants to the Borrower or any Subsidiary in connection with such audit, (ii) any management letters delivered by such accountants to the Borrower or any Subsidiary, (iii) a Compliance Certificate executed by a Responsible Officer of the Borrower, and (iv) an officer’s certificate setting forth the Borrower’s

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and its consolidated Subsidiaries’ assets or quarterly revenues and the calculations reflecting whether a Subsidiary is an Immaterial Subsidiary based on the financial statements for such fiscal year end, with such details and supporting document that the Administrative Agent may reasonably request;

(b)    Quarterly Financials. As soon as available and in any event not later than 60 days after the end of each fiscal quarter of each fiscal year of each Loan Party and its consolidated Subsidiaries, (i) commencing with the fiscal quarter ending June 30, 2013, the unaudited balance sheet and the statements of income, cash flows, and retained earnings of each such Person for the period commencing at the end of the previous year and ending with the end of such fiscal quarter, all in reasonable detail and duly certified with respect to such consolidated statements (subject to yearend audit adjustments) by a Responsible Officer of the Borrower as having been prepared in accordance with GAAP, (ii) a Compliance Certificate executed by the Responsible Officer of the Borrower, and (iii) an officer’s certificate setting forth the Borrower’s and its consolidated Subsidiaries’ assets or quarterly revenues and the calculations reflecting whether a Subsidiary is an Immaterial Subsidiary based on the financial statements for such fiscal year end, with such details and supporting document that the Administrative Agent may reasonably request;

(l)    Material Changes. Prompt written notice of any condition or event of which any Loan Party or Subsidiary has knowledge, which condition or event (i) has resulted or could reasonably be expected to result in a Material Adverse Change, (ii) has resulted in a breach of or noncompliance with any material term, condition, or covenant of any material contract to which any Loan Party or Subsidiary is a party or by which they or their Properties are bound, or (iii) has resulted or could reasonably be expected to result in a Subsidiary ceasing to be an Immaterial Subsidiary;

(e)    Section 6.04 of the Credit Agreement (Merger or Consolidation; Asset Sales) is hereby amended by replacing clause (b)(iii) therein in its entirety with the following:
(iii)    (A) the Disposition of Property between or among a Guarantor (other than the Parent) and the Borrower or between or among Guarantors (other than the Parent), (B) the transfer of Property in the form of a Restricted Payment by an Immaterial Subsidiary to the Borrower or a Guarantor, and (C) the sale of Property by an Immaterial Subsidiary to the Borrower or a Guarantor so long as the terms thereof are satisfactory to the Administrative Agent;

(f)    Section 6.05 of the Credit Agreement (Restricted Payments) is hereby amended by replacing clause (b) and clause (c) in their entirety with the corresponding clause (b) and clause (c) set forth below:
(b)     any Guarantor may make Restricted Payments to any other Guarantor and to the Borrower; and

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(c)    a Non-Guarantor Subsidiary may make Restricted Payments to any Guarantor and to the Borrower.

(g)    Section 6.06 of the Credit Agreement (Investments) is hereby amended by replacing clause (c) therein in its entirety with the following:
(c)     (i) creation of any Immaterial Subsidiary in compliance with Section 6.15 and other Investments made by any Loan Party to any Non-Guarantor Subsidiary solely for the purpose of such Non-Guarantor Subsidiary purchasing Oil and Gas Properties; provided that, the aggregate Net Investment Amount shall not, at any time, exceed 2.00% of the consolidated assets or quarterly revenues of the Borrower and its consolidated Subsidiaries, in each case, based upon the most recent financial statements available to the Borrower, and (ii) creation of any Subsidiary that becomes a Guarantor in compliance with Section 6.15 and other Investments made by any Loan Party to any other Loan Party;

(h)    Section 6.15 of the Credit Agreement (Additional Subsidiaries) is hereby replaced in its entirety with the following:
Section 6.15 Additional Subsidiaries. No Loan Party shall, nor shall any Loan Party permit any of its Subsidiaries to, create or acquire any additional Subsidiaries without (a) providing the Administrative Agent with notice of such creation or acquisition within ten (10) days after such creation or acquisition (or such later time period acceptable to the Administrative Agent in its sole discretion), (b) such new Subsidiary that is not an Immaterial Subsidiary executing and delivering to the Collateral Agent, at either Agent’s request and within the time period requested by such Agent, a Guaranty, a Pledge Agreement, a Security Agreement and a Mortgage, and such other Security Instruments as either Agent or the Required Lenders may reasonably request, and (c) the delivery by the Borrower of any certificates, opinions of counsel, title opinions or other documents as and when either Agent may reasonably request; provided that, in any event, no Subsidiary may be created or acquired if a Default has occurred before or after giving effect to such creation or acquisition of the new Subsidiary. Notwithstanding the foregoing, if any Subsidiary shall cease to be an Immaterial Subsidiary for any reason, then at either Agent’s request and within the time period requested by such Agent (i) such Subsidiary shall execute and deliver a Guaranty, a Pledge Agreement, a Security Agreement and a Mortgage, and such other Security Instruments as either Agent or the Required Lenders may reasonably request, and (ii) the Borrower shall deliver certificates, opinions of counsel, title opinions or other documents as either Agent may reasonably request.

(i)    Article VI of the Credit Agreement (Negative Covenants) is hereby amended by adding a new Section 6.24 as follows:
Section 6.24    Non-Guarantor Subsidiaries. Notwithstanding anything to the contrary contained herein, including any other provision of this Article VI, no

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Loan Party shall, nor shall any Loan Party permit any of its Subsidiaries to, (a) create, assume, incur or suffer to exist any Lien on or in respect of any of its Property for the benefit of any Non-Guarantor Subsidiary, (b) sell, assign, pledge, or otherwise transfer any of its Properties (other than cash in the form of an Investment that is permitted under Section 6.06(c)) to any Non-Guarantor Subsidiary, (c) permit Non-Guarantor Subsidiaries to engage in any activity other than the acquisition of Oil and Gas Properties with the proceeds of Investments made to such Non-Guarantor Subsidiaries from the Loan Parties and other ancillary activities solely and directly related to the operation and maintenance of such Oil and Gas Properties, or (d) permit the aggregate assets or quarterly revenues of Non- Guarantor Subsidiaries to exceed 2.00% of the consolidated assets or quarterly revenues of the Borrower and its consolidated Subsidiaries, in each case, based upon the most recent financial statements available to the Borrower. In furtherance of the foregoing, each Loan Party shall (i) as to Non-Guarantor Subsidiaries, cause such Non-Guarantor Subsidiaries to transfer 100% of all its assets to a Loan Party on at least a semi-annual basis, on June 30th and December 31st of each year (or such later dates acceptable to the Administrative Agent in its sole discretion so long as there are at least two transfers per fiscal year under this clause (i)), and (ii) as to any Subsidiary, at any time when the value of its assets or quarterly revenues would cause such Subsidiary to cease to be an Immaterial Subsidiary, cause such Subsidiary to transfer 100% of all its assets to a Loan Party.

Section 3.    Representations and Warranties. Each Loan Party represents and warrants that: (a) after giving effect to this Agreement, the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof; (b) after giving effect to this Agreement, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate, partnership, or limited liability company power and authority of such Loan Party, as applicable, and have been duly authorized by appropriate corporate, partnership, or limited liability company action and proceedings, as applicable; (d) this Agreement constitutes the legal, valid, and binding obligation of such Loan Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; (f) the Liens under the Security Instruments are valid and subsisting and secure the Secured Obligations; and (g) as to each Guarantor, it has no defenses to the enforcement of its Guaranty.
Section 4.    Conditions to Effectiveness. This Agreement and the amendments provided herein shall become effective and enforceable against the parties hereto upon the receipt by the Administrative Agent of:

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(a)    multiple original counterparts of this Agreement duly and validly executed and delivered by the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the Issuing Lender, the Swing Line Lender, and the Required Lenders, and
(b)    an officer’s certificate from the Borrower, in form and substance satisfactory to the Administrative Agent and dated as of the Effective Date, certifying (i) true and correct copy of the merger certificate evidencing the Gastar Merger, (ii) true and correct copy of the name change or other certificate evidencing the change in the Borrower’s name to Gastar Exploration Inc., (iii) the Loan Parties’ respective officers' incumbency (or if such officers’ incumbency certified with the initial closing of the Credit Agreement have not changed, then certifying no change in such incumbency), (iv) authorizing resolutions for the Loan Parties for this Agreement (or if the authorizing resolutions delivered with the initial closing of the Credit Agreement authorized amendments thereto, then certifying no change in such authorizing resolutions), and (v) true and correct copies of the organizational documents of the Loan Parties (or if the organizational documents have not changed since the initial closing of the Credit Agreement, then certifying no change in such organizational documents).
Section 5.    Effect on Loan Documents; Acknowledgments.
(a)    The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.
(b)    The Administrative Agent, the Collateral Agent, the Issuing Lender, the Swing Line Lender, and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents. Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent, the Collateral Agent, the Issuing Lender, the Swing Line Lender, or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, the Collateral Agent, the Issuing Lender, the Swing Line Lender, or any Lender to collect the full amounts owing to them under the Loan Documents.
(c)    Each of the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the Issuing Lender, the Swing Line Lender, and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, and all other Loan Documents are and remain in full force and effect, and the Borrower acknowledges and agrees that its liabilities under the Credit Agreement and the other Loan Documents are not impaired in any respect by this Agreement.
(d)    From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended prior hereto as described in the recitals, and by this Agreement.
(e)    This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations,

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warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.
Section 6.    Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under its Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in its Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under its Guaranty in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Loan Documents.
Section 7.    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile or email (i.e., PDF) signature and all such signatures shall be effective as originals.
Section 8.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Issuing Lender, the Swing Line Lender, the Collateral Agent, and the Administrative Agent and their respective successors and assigns permitted pursuant to the Credit Agreement.
Section 9.    Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.
Section 10.    Governing Law. This Agreement shall be deemed a contract under, and shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such state, without regard to conflicts of laws principles (other than Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York).
Section 11.    Waiver of Jury. THE BORROWER, THE LENDERS, THE ISSUING LENDER, AND THE AGENTS HEREBY ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED BY AND HAVE CONSULTED WITH COUNSEL OF THEIR CHOICE, AND HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
Section 12.    Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES

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HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
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Exhibit 10.1

EXECUTED effective as of the date first above written.

BORROWER:

GASTAR EXPLORATION INC.

By:/s/ Michael A. Gerlich
Michael A. Gerlich
Senior Vice President, Chief Financial Officer and
Corporate Secretary

GUARANTORS:

GASTAR EXPLORATION NEW SOUTH WALES, INC.
GASTAR EXPLORATION TEXAS, INC.
GASTAR EXPLORATION TEXAS LLC

Each By:    /s/ Michael A. Gerlich
Michael A. Gerlich
Senior Vice President, Secretary and
Treasurer

GASTAR EXPLORATION TEXAS, LP

By:    GASTAR EXPLORATION TEXAS LLC,
its General Partner

By:    /s/ Michael A. Gerlich
Michael A. Gerlich
Senior Vice President, Secretary and
Treasurer

Signature Page to
Agreement, Waiver and Amendment No. 3 to
Second Amended and Restated Credit Agreement
(Gastar Exploration, Inc.)
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Exhibit 10.1

ADMINISTRATIVE AGENT/COLLATERAL AGENT/ISSUING LENDER/SWING LINE LENDER/LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/Stephanie Harrell
Stephanie Harrell
Assistant Vice President

Signature Page to
Agreement, Waiver and Amendment No. 3 to
Second Amended and Restated Credit Agreement
(Gastar Exploration, Inc.)
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Exhibit 10.1

LENDER:

COMERICA BANK

By: /s/William Robinson
William Robinson
Vice President

Signature Page to
Agreement, Waiver and Amendment No. 3 to
Second Amended and Restated Credit Agreement
(Gastar Exploration, Inc.)
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Exhibit 10.1

LENDER:

IBERIABANK

By: /s/Cameron D. Jones
Cameron D. Jones
Senior Vice President

Signature Page to
Agreement, Waiver and Amendment No. 3 to
Second Amended and Restated Credit Agreement
(Gastar Exploration, Inc.)
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Exhibit 10.1

LENDER:

ING CAPITAL LLC

By: /s/Charles Hall
Name: Charles Hall
Title: Managing Director

By: /s/Juli Bieser
Name: Juli Bieser
Title: Director

Signature Page to
Agreement, Waiver and Amendment No. 3 to
Second Amended and Restated Credit Agreement
(Gastar Exploration, Inc.)
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